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                                                                  Exhibit 10.1.2



                                                     May 21, 1997



Mrs. Kathryn Albertson
380 E. Parkcenter Blvd., Ste. 100
Boise, ID  83706

         RE: Transfer of 20,842,446 Shares of Albertson's, Inc. Common Stock (the "Stock") to the J.A. and Kathryn Albertson Foundation, Inc.

Dear Mrs. Albertson:

         The purpose of this letter is to state that Albertson's, Inc. will not require compliance by you with the terms of Section 3.2 of the Agreement between you and Albertson's dated December 31, 1979 (the "Agreement") in connection with the transfer of 20,842,446 shares of Stock to the J.A. and Kathryn Albertson Foundation, Inc.


                                                     Sincerely,

                                                     ALBERTSON'S, INC.

                                                     GARY G. MICHAEL

                                                     Gary G. Michael
                                                     Chairman of the Board and
                                                     Chief Executive Officer


GGM:dmd